Loan Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Loan Receivable

5. Loan Receivable

In 2011 we loaned $200,000 to a company owned by our Chief of Product Development. The loan bears interest at a rate of 4% per annum and matures on May 16, 2016 when a final payment of $174,000 is due. Catalyst repays this loan on a monthly basis at $1,060 principal and interest.

This company was owed fees of $164,931 at June 30, 2015 and it was agreed that these outstanding fees would offset the loan receivable due from this company after applying a 4% interest charge and the balance of the note, being $24,993, be written-down to $18,000. As a result we incurred an asset impairment charge of $6,993. As of December 31, 2015 the balance of the note receivable was $10,000 and the fees owing to Catalyst was $10,000. It was agreed that these two balances would offset, as a result, at December 31, 2015 the loan receivable balance was $nil.